UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2008 (April 2, 2008)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01 Other Events

Synthesis Energy Systems, Inc. (the “Company”) announced on April 2, 2008 that it has filed its quarterly report on Form 10-QSB for the quarter ended December 31, 2007.  As a result, the Company received notification from The NASDAQ Stock Market that the Company is again in compliance with the continued listing requirements of The NASDAQ Capital Market.  Please see the Company’s quarterly report on Form 10-QSB for the quarter ended December 31, 2007 filed with the Securities & Exchange Commission on April 2, 2008 for a discussion of the delay in its filing.  A copy of the press release issued on April 2, 2008 announcing this is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

Exhibit 99.1

Press Release dated April 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: April 3, 2008
/s/ Timothy E. Vail
Timothy E. Vail President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1

Press Release dated April 2, 2008.